$125,000.000

                        DEMAND NEGOTIABLE PROMISSORY NOTE


The undersigned ELECTRONIC HARDWARE CORP. of 320 Broad Hollow Road, Farmingdale, New York 11735 in consideration for a loan of $125,000.00 made by HARRY GOODMAN (the receipt of which is hereby acknowledged), hereby promises to pay HARRY GOODMAN the sum of ONE HUNDRED TWENTY-FIVE THOUSAND ($125,000.00) dollars over 5 years at 25 Ardsley Place, Rockville Centre, New York or such address as Harry Goodman may specify in writing.

Interest shall accrue at 10% per annum.

This note and its enforceability shall be governed by the laws of the State of New York.

September 1, 1994

                                            ELECTRONIC HARDWARE CORPORATION

                                            Andrew Franzone       /s/A. Franzone

                                            Harry Goodman       /s/Harry Goodman


Witness by:

/s/Illegible
----------------------------

$175,000.000

                        DEMAND NEGOTIABLE PROMISSORY NOTE


The undersigned ELECTRONIC HARDWARE CORP. of 320 Broad Hollow Road, Farmingdale, New York 11735 in consideration for a loan of $175,000.00 made by HARRY GOODMAN (the receipt of which is hereby acknowledged), hereby promises to pay HARRY GOODMAN the sum of ONE HUNDRED SEVENTY-FIVE THOUSAND ($175,000.00) dollars over 5 years at 25 Ardsley Place, Rockville Centre, New York or such address as Harry Goodman may specify in writing.

Interest shall accrue at 10% per annum.

This note and its enforceability shall be governed by the laws of the State of New York.

August 1, 1996

Other note due to Harry Goodman: September 1, 1994 $125,000.00 @ 10% over 5 Years. All other notes except those listed are void.

                                              ELECTRONIC HARDWARE CORPORATION

                                              Andrew Franzone     /s/A. Franzone

                                              Harry Goodman     /s/Harry Goodman

Witness by:

/s/Illegible

----------------------------